UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2008

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Commerce Drive
Danbury, Connecticut 06810
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 797-9586

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)           Previous Independent Accountants

(i)	On November 7, 2008, the Audit Committee of Solomon Technologies, Inc., (the “Registrant”) dismissed Eisner LLP, effective immediately.

(ii)
The report of Eisner LLP on the Registrant’s financial statements for the year ended December 31, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that in its report for the year ended December 31, 2007, Eisner LLP included an explanatory paragraph expressing substantial doubt as to the Registrant’s ability to continue as a going concern.

(iii)	The audit committee of the Registrant’s board of directors participated in and approved the decision to change independent accountants.

(iv)
In connection with its audit for the year ended December 31, 2007 and through November 7, 2008, there have been no disagreements with Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner LLP, would have caused it to make reference thereto in their reports on the financial statements for such periods.

(v)
The Registrant has requested that Eisner LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 13, 2008 is filed as Exhibit 16.1 to this Form 8-K.

(b)           New Independent Accountants

(i)
The Registrant engaged CCR LLP, of Glastonbury, Connecticut, as its new independent accountants as of November 10, 2008. During the two most recent fiscal years and through November 7, 2008, the Registrant has not consulted with CCR LLP regarding any of the following:

(1)	The application of accounting principles to a specified transaction, either completed or contemplated;

(2)
The type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and none of the following was provided to the Registrant: (a) a written report, or (b) oral advice that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue;

(3)	Any matter that was the subject of a disagreement, as that term is used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B; or

(4)	An event of a type identified in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from Eisner LLP to the Securities and Exchange Commission dated November 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC.
(Registrant)

Dated: November 13, 2008	By:	/s/ Peter W. DeVecchis, Jr.
Peter W. DeVecchis, Jr.
President

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Eisner LLP to the Securities and Exchange Commission dated November 13, 2008.